CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
        SECURITIES AND EXCHANGE COMMISSION.  ASTERISKS DENOTE OMISSIONS.

                                                                EXHIBIT 10.1
                                                                ------------

    TREX MEDICAL CORPORATION
    36 Apple Ridge Road                     Phone  203-790-1188
    Danbury, CT  06810                      Fax    203-792-8220

    Hal Kirshner
    President and Chief Executive Officer

                                            January 13, 1997


    Mr. Michael P. Moakley
    President and CEO
    Philips Medical Systems
    710 Bridgeport Avenue
    Shelton, CT 06484

    Dear Mike:

    This letter is based on the discussions between you and John Brenna on December 19, 1996, and will serve as an amendment to both the OEM Agreement (the "Mobile Contract") dated November 2, 1993 between Philips Medical Systems and LORAD Corporation regarding Mobile Radiographic X-Ray Systems ("Mobile Systems") and the OEM Agreement (the "Mammography Contract") dated November 17, 1993 between Philips and LORAD regarding Mammography Systems (Mammography Systems). LORAD and Philips hereby agree as follows:

         1. LORAD agrees to waive the remaining minimum requirements for Mammography Systems under Section 4.1 of the Mammography Contract.

         2. Notwithstanding Section 1 above, Philips agrees to purchase ** MD-3000 Mammography Systems for delivery prior to ******************, under the Mammography Contract at ***********************. LORAD will assist Philips in developing a one day training program to facilitate their sales and marketing efforts.

         3. In addition to currently open purchase orders, Philips agrees to purchase *** Practix 2000 and/or PMX2000 Mobile Systems under the Mobile Contract prior to ****************** and an
            additional *** Practix 2000 and/or PMX2000 Mobile Systems under the Mobile Contract prior to ****************** for a total *** additional Mobile Systems. The unit pricing for these purchase orders will be $******. It is agreed that LORAD and Philips will meet at least monthly to review warranty costs and overall system performance, including an executive level review during the second quater of 1997. All existing issues on the Practix
            2000 and PMX2000 Mobile systems as outlined in the December 16, 1996 Philips/LORAD meeting minutes ************************
            *******************************************************.
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         4. Philips will provide LORAD a "make and take" five month lead time rolling forecast as to their monthly requirements for both the Mammography and Mobile Systems in place of the current forecast and order requirements in both the Mammography and Mobile Contracts. It is understood that approximately 30 days may be required for the Philips European organization to modify their existing order procurement and logistic procedures.

         5. Philips waives all exclusivity rights and rights of first refusal relating to Mammography Systems under the Mammography Contract.

         6. Philips agrees that no issues exist regarding warranty variances.

    Except to the extent expressly modified herein, the terms and conditions of the Mammography Contract and the Mobile Contract are hereby confirmed and shall continue in full force and effect.

    Mike, I am pleased we have reached an agreement relating to the amendment of each contract to satisfy both our needs. On a going forward basis, I accept your offer to brainstorm other opportunities between our respective companies now that Bennett, Continental, and XRE are part of Trex Medical Corporation. We will make every effort to continue a positive relationship with Philips and trust that this resolution will serve as a foundation for the future.

    Best personal regards,

    Sincerely,

    Trex Medical Corporation                AGREED TO:
                                            Philips Medical Systems

    Hal Kirshner                            Michael P. Moakley
    --------------------------              --------------------------

    President and Chief                     President and CEO
    Executive Officer

                                            Date: January 13, 1997

    CC:  John Brenna
         Dan Woloshen